UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
April 4, 2011
Date of Report (Date of Earliest Event Reported)
ValueVision Media, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-20243	41-1673770
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
6740 Shady Oak Road,
Eden Prairie, Minnesota 55344-3433
(Address of principal executive offices, including zip code)
952-943-6000
(Registrant’s telephone number, including area code)
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On April 4, 2011, ValueVision Media, Inc. (the “Company”) completed an underwritten public offering of 9,487,500 shares of common stock (the “Shares”), with a price to the public of $6.25 per Share. The number of Shares sold by the Company in the offering includes the underwriters’ full exercise of their over-allotment option of 1,237,500 Shares. Piper Jaffray & Co. acted as sole book-running manager, and Dougherty & Co. and Feltl and Company acted as co-managers in the offering.
The Shares were offered and sold pursuant to a prospectus supplement dated March 30, 2011 and an accompanying base prospectus dated August 16, 2010, pursuant to the Company’s existing shelf registration statement on Form S-3 (File No. 333-168312) that was declared effective by the Securities and Exchange Commission on August 16, 2010 and a registration statement on Form S-3 (File No. 333-173156) that was effective upon filing with the Securities and Exchange Commission on March 30, 2011.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUEVISION MEDIA, INC.
/s/ Teresa Dery
Teresa Dery
Interim General Counsel

Date: April 4, 2011